                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-06600

                 SCUDDER FLAG INVESTORS VALUE BUILDER FUND, INC.
                 -----------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        3/31

Date of reporting period:       3/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Flag Investors Value Builder Fund

Annual Report to Shareholders

March 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Registered Public Accounting Firm

<Click Here> Tax Information

<Click Here> Directors and Officers

<Click Here> Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Additionally, it invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Moreover, although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary March 31, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

Returns and rankings for Class A and B shares prior to 1996 reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/04
Scudder Flag Investors Value Builder Fund	1-Year	3-Year	5-Year	10-Year
Class A	43.22%	4.88%	4.01%	12.23%
S&P 500 Index+	35.12%	.63%	-1.20%	11.68%
Blended Index++	22.29%	3.45%	2.31%	10.04%
Scudder Flag Investors Value Builder Fund	1-Year	3-Year	5-Year	Life of Class*
Class B	42.20%	4.10%	3.23%	12.16%
S&P 500 Index+	35.12%	.63%	-1.20%	12.06%
Blended Index++	22.29%	3.45%	2.31%	10.65%

Scudder Flag Investors Value Builder Fund	1-Year	3-Year	5-Year	Life of Class**
Class C	42.18%	4.08%	3.23%	4.58%
S&P 500 Index+	35.12%	.63%	-1.20%	1.83%
Blended Index++	22.29%	3.45%	2.31%	4.25%

Scudder Flag Investors Value Builder Fund	1-Year	3-Year	5-Year	Life of Class***
Institutional Class	43.64%	5.14%	4.26%	11.33%
S&P 500 Index+	35.12%	.63%	-1.20%	9.92%
Blended Index++	22.29%	3.45%	2.31%	9.11%

Sources: Lipper Inc. and Investment Company Capital Corp.

* The Class commenced operations on January 3, 1995. Index returns begin December 31, 1994.
** The Class commenced operations on April 8, 1998. Index returns begin March 31, 1998.
*** The Class commenced operations on November 2, 1995. Index returns begin October 31, 1995.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 3/31/04	$ 23.51	$ 23.52	$ 23.53	$ 23.73
3/31/03	$ 16.75	$ 16.75	$ 16.76	$ 16.91
Distribution Information: Twelve Months: Income Dividends as of 3/31/04	$ .41	$ .24	$ .24	$ .47

Class A Lipper Rankings - Balanced Funds Category as of 3/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	5	of	536	1
3-Year	83	of	443	19
5-Year	102	of	367	28
10-Year	8	of	130	7

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Flag Investors Value Builder Fund - Class A [] S&P 500 Index+ [] Blended Index++

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/04
Scudder Flag Investors Value Builder Fund		1-Year	3-Year	5-Year	Life of Class*	Life of Class**	10-Year
Class A	Growth of $10,000	$13,498	$10,873	$11,473	-	-	$29,876
	Average annual total return	34.98%	2.83%	2.79%	-	-	11.57%
Class B	Growth of $10,000	$13,920	$11,082	$11,625	$28,880	-	-
	Average annual total return	39.20%	3.48%	3.06%	12.16%	-	-
Class C	Growth of $10,000	$14,218	$11,276	$11,721	-	$13,073	-
	Average annual total return	42.18%	4.08%	3.23%	-	4.58%	-
S&P 500 Index+	Growth of $10,000	$13,512	$10,191	$9,414	$28,668	$11,152	$30,191
	Average annual total return	35.12%	.63%	-1.20%	12.06%	1.83%	11.68%
Blended Index++	Growth of $10,000	$12,229	$11,071	$11,210	$25,166	$12,793	$26,029
	Average annual total return	22.29%	3.45%	2.31%	10.65%	4.25%	10.04%

Scudder Flag Investors Value Builder Fund		1-Year	3-Year	5-Year	Life of Class***
Institutional Class	Growth of $250,000	$359,100	$290,550	$308,050	$616,650
	Average annual total return	43.64%	5.14%	4.26%	11.33%
S&P 500 Index+	Growth of $250,000	$337,800	$254,775	$235,350	$554,275
	Average annual total return	35.12%	.63%	-1.20%	9.92%
Blended Index++	Growth of $250,000	$305,725	$276,775	$280,250	$515,700
	Average annual total return	22.29%	3.45%	2.31%	9.11%

The growth of $10,000 is cumulative.

The growth of $250,000 is cumulative.

The minimum investment for Institutional Class shares is $250,000.

* The Class commenced operations on January 3, 1995. Index returns begin December 31, 1994.
** The Class commenced operations on April 8, 1998. Index returns begin March 31, 1998.
*** The Class commenced operations on November 2, 1995. Index returns begin October 31, 1995.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Blended Index is calculated using the performance of three unmanaged indices representative of stocks (S&P 500 Index), bonds (Lehman Brothers Intermediate US Government/Credit Index) and cash (Merrill Lynch 3-month T-bill Index) weighted by their corresponding proportion of the Fund's neutral position (stocks: 60%; bonds: 35%; cash: 5%). These results are summed to produce the aggregate benchmark. The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Brothers Intermediate US Government/Credit Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities. The Merrill Lynch 3-month T-bill Index is representative of the 3-month Treasury market.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

Scudder Flag Investors Value Builder Fund:
A Team Approach to Investing

Investment Company Capital Corporation ("ICCC" or the "Advisor") is Scudder Flag Investors Value Builder Fund's investment advisor. ICCC is also the investment advisor to other mutual funds in the Scudder family of funds. Alex. Brown Investment Management ("ABIM" or the "Sub-Advisor") is the fund's sub-advisor. ABIM, a registered investment advisor, is a limited partnership owned by J. Dorsey Brown and Buppert, Behrens & Owen, Inc., a company organized by three principals of ABIM.

ICCC is responsible for supervising and managing all of the fund's operations, including overseeing the performance of ABIM. ABIM is responsible for decisions to buy and sell securities for the fund, for broker-dealer selection, and for negotiation of commission rates.

ICCC is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Hobart C. Buppert II

Vice President and principal of Alex. Brown Investment Management and Manager of the fund.

• Managed the fund since inception.

• Joined ABIM as a Vice President in 1980.

• 32 years of investment industry experience.

• Prior experience as portfolio manager at T. Rowe Price Associates and as a portfolio manager and research analyst at Equitable Trust Company.

• BA and MBA from Loyola College.

• Member of the Baltimore Security Analysts Society and the Financial Analysts Federation.

In the following interview, Portfolio Manager Hobart Buppert II addresses the market environment, the management team's investment approach and the resulting performance of Scudder Flag Investors Value Builder Fund for the annual period ended March 31, 2004.

Q: How would you characterize the market environment during the period?

A: Investors will remember this 12-month period as a turning point, a time of economic recovery, renewed strength in the equity markets and ultimately positive, if somewhat volatile, bond performance. During the prior year, a sluggish economy and the prospect of war with Iraq had given rise to negative investor sentiment and risk aversion. Widespread redemptions from equity mutual funds caused valuations to dip to levels unseen in some time. Interest rates declined to levels that were among the lowest in 40 years.

As we entered this annual period, leading indicators (statistics suggesting the direction of the economy) began to improve. The Federal Reserve Board, intent on further stimulating economic activity, continued to drive interest rates down. Bond yields dropped still further, forcing fixed-income investors to deal with lower levels of income, while stock valuations, in general, grew ever more alluring. Bargain hunters began to snap up common stocks. As so often happens, the renewed activity attracted attention and gave many investors the confidence they needed to reenter the equity market.

While the economy continued to improve throughout most of the third and fourth quarters of 2003, the market struggled with several unexpected and countervailing forces during the New Year, including heightened risk, brought about by global unrest. Nevertheless, earnings growth for large- and small-capitalization stocks continued to surprise on the upside, and surprisingly strong employment data helped bolster investor confidence.

Q: How did the fund perform during the period?

A: A combination of extraordinarily low valuations and positive cash flows into mutual funds drove the strong performance of the equity markets in general and the fund in particular. Additionally, corporate bond prices appreciated as yield spreads between corporates and Treasuries narrowed, which also benefited the fund. For the 12 months ended March 31, 2004, Scudder Flag Investors Value Builder Fund Class A shares gained 43.22%. Returns are unadjusted for sales charges. If sales charges had been included, return would have been lower. (This fund provides other share classes. Please see pages 4 through 6 for performance of other share classes and more complete performance information.) The fund ranked in the top percentile of the Balanced Funds category, dramatically outperforming the 23.88% average total return of its peers, as tracked by Lipper Inc., for the same period.1 The fund also outpaced the 35.12% total return of the benchmark Standard & Poor's 500 index (S&P 500)2 for the same period.

1 The fund's Class A ranked #5 of 536; #102 of 367 and #8 of 130 funds for the 1-, 5- and 10-year periods ended 3/31/04. The Balanced Funds category tracked by Lipper Inc. includes those funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the ratio of stocks to bonds is approximately 60%/40%.
2 The Standard & Poor's 500 index is an unmanaged group of stocks generally representative of the US stock market. Index returns represent the reinvestment of all distributions. It is not possible to invest in an index.

For comparative purposes, the fund also tracks a proprietary blended benchmark index that, like the fund, is comprised of both stocks and bonds. For the period, this blended benchmark returned 22.29%. To calculate the blended benchmark return, we use a weighted combination of three unmanaged indices. The blended benchmark is therefore composed as follows: 60% S&P 500; 35% Lehman Brothers Intermediate US Government/Credit Index; and 5% Merrill Lynch 3-Month T-Bill Index.3

3 The Lehman Brothers Intermediate US Government/Credit Index is a general measure of performance in the intermediate-term government and corporate bond sector. The Merrill Lynch 3-Month T-Bill Index is a general measure of the 3-month Treasury market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. These indices are not available for direct investment.

We are extremely pleased with the fund's performance overall but are especially gratified by its strong showing relative to the S&P 500. The index is made up entirely of stocks, while the fund is limited by its prospectus to 75% in equity holdings. To have beaten the S&P 500, we believe, demonstrates the efficacy and prudence of our "flexible-value" discipline and, quite simply, the value of patience.

We believe our adherence to these principles also was the key to the fund's performance vs. its peers. Our long-term view enabled us to stay focused on the opportunities at hand. While others became more conservative, some simply abandoning the equity markets, we sought fundamentally sound companies that were selling at great prices. It's our philosophy that over time, when economic reality changes and investor attitudes shift, profitable companies whose stock is attractively priced will be recognized and shareholders will be rewarded.

This philosophy applies to bonds as well. In times of economic uncertainty, many investors turn to US Treasury securities for safety. When this happened in the marketplace during 2002 and early 2003, the fund remained primarily invested in the comparatively higher-yielding corporate bond issues of companies that we believed to be financially sound. Our discipline was rewarded in the generally robust performance of the portfolio's bond holdings.

Q: Will you describe the "Flexible Value" investment philosophy and explain how it informs your choice of stocks?

A: We typically hold approximately two-thirds of the portfolio's assets in stocks. Rather than focusing on trends in the economy or in the financial markets, we seek stocks that have fallen out of favor for one reason or another and whose prices have depreciated. Our approach is flexible in that we do not limit the universe of potential holdings to those stocks that are traditionally considered "value stocks." We do not have predetermined price-to-earnings criteria. We believe that all stocks - whether considered value or growth - can become undervalued at some point, based on market sentiment.

We evaluate companies on their individual merits, seeking those that are well-positioned and generating excess free cash flow, and that are run by skilled, shareholder-oriented senior management. We buy companies that are trading at what we consider attractive prices relative to their long-term earnings growth potential.

We consider ourselves long-term investors, which means that we tend to remain invested in stocks for one to three years or longer, so long as a company continues to meet our expectations. The fund tends to sell stocks when their prospects for earnings growth appear less promising, when their prices fully reflect their growth potential or when we believe other investments offer better opportunities.

It is our opinion that the fund's approach offers tremendous opportunity to take advantage of short-term market instability, such as we witnessed this year.

Q: Will you discuss your process and criteria for selecting bonds?

A: Typically, we invest about one-third of the portfolio in corporate bonds, while the other two-thirds is invested in stocks. We utilize bonds to help mitigate risk and as a way to generate potential returns and dependable income for shareholders. The fund invests primarily in corporate bonds of investment- and medium-grade quality. Bonds are selected using the same bottom-up, fundamental research techniques that we use for equities to assess the issuing company. To reduce maturity risk, we focus on intermediate-term issues (one- to 10-year maturities).

Q: Which stocks or fund management strategies were most beneficial to performance?

A: Some of the stocks with valuations that were very compressed 12 months ago have risen dramatically. Three top-10 holdings, in particular, were powerful contributors to fund performance: Cendant Corp., Tyco International Ltd. and Allied Waste Industries, Inc.

• In the case of Cendant, the company's fundamentals have been nothing short of outstanding. Each of Cendant's divisions provided strongly positive returns with relatively modest capital reinvestment requirements. Cendant is a large conglomerate with assets in real estate brokerage (Century 21 and Coldwell Banker), car rental agencies (Avis and Budget), hotel franchises (Ramada and Days Inn), vacation ownership (Fairfield Resorts and RCI) and other areas that service the travel industry. While investors punished the stock during the bear market on concerns of reduced leisure travel, the company continued to generate strong cash flows (the amount of money that a company has left over after it has paid all of its expenses) and delivered on earnings. We maintained the fund's position through the difficult market environment.

Shareholders were well-rewarded for this patience during the past 12 months as the company continued to perform well and increase free cash flow. What the company does with free cash flow is completely discretionary. Cendant initiated a modest stock buyback. In other words, the company repurchased shares of stock that it had previously issued. This benefits shareholders by reducing the amount of stock available in the marketplace, which effectively increases each shareholder's percentage of ownership in the company. In addition, the company announced that in 2004 it would begin to pay a dividend of $0.07 per quarter ($0.28 per share annually), which it has done.

We believe that Cendant is an excellent example of our flexible-value philosophy in practice. It is a company with efficiently operating businesses, excess free cash flow and an attractive valuation. To us, that equals opportunity. We seized upon it, adding incrementally to our holdings during 2002, when it was out of favor with investors. We had a high level of confidence in the fundamental strength of this company and believed that the broader market would recognize this strength at some point. Even though the shares made dramatic gains, there are more reports today from Wall Street singing the company's praises than there were one year ago, when the stock was selling at a far lower price. While we eventually may reduce our stake in the company, we believe that good value still exists. We intend to hold our position until better opportunities present themselves or the stock is fully valued.

• Now under new management, manufacturing conglomerate Tyco was another top performer. While many investors abandoned the stock after news broke of the company's alleged fleecing by its former senior managers in 2002, we added to our position. The move is an example of the way in which we strive to extract emotion from the analytical process and select stocks based on what we know. In this case, we knew that over the years Tyco had acquired or built many solid businesses. These businesses were still intact, still profitable and generating substantial free cash flow. Consistent with our buy-and-hold approach, we decided to retain our holdings in the company. Our fortitude was rewarded during the period.

We are impressed with the company's new management team, with whom we met in our offices recently. It is our opinion that in the short time they've been at the helm, and given the complicated nature of the company itself and the daunting task of rebuilding its once fine reputation, they have done an outstanding job of getting the company back on track.

The market is beginning to see the value and soundness of Tyco's underlying businesses and the success of its new management team. Further, Tyco's companies are likely to benefit from an expanding economic recovery. Therefore, we believe there is still value in the stock today.

• Allied Waste Industries, one of the largest US trash haulers, is another company that has certainly tested our patience. The economy fell into a slump soon after the company acquired its largest asset, Browning-Ferris Industries, Inc., in 1999. To make the acquisition, the company took on a fair amount of debt. The economic slowdown put pressure on pricing and reduced volume, resulting in a smaller cash return than either the company or we had expected.

Again, we were patient, believing that the underlying business was good and that management was doing a respectable job. Declining interest rates enabled the company to refinance a great deal of its debt. Volumes picked up along with economic activity, as we expected, and some pricing pressure has been relieved. We believe there is still opportunity for growth. At present, we intend to maintain both the fund's stock and bond positions in Allied Waste - one of the portfolio's largest fixed-income positions.

Q: Were there specific stocks or strategies that disappointed?

A: The only stock to post a negative total return for the period was consumer products and pharmaceuticals manufacturer Johnson & Johnson (J&J). We purchased J&J for the fund approximately 10 years ago at what we believed was a very attractive valuation. The fund has held the stock ever since.

What happened to J&J during the period is a compelling story of just how fickle the investment markets can be. For some time, Johnson & Johnson had been among those "blue chip" companies that had delivered on earnings and cash flow expectations on a very consistent basis. The company's credit rating as of March 31, 2004, is AAA - a distinction few companies enjoy.

During the bear market, when other stocks were beaten down, J&J retained its value. It was among those stocks to which risk-averse investors turned for perceived safety and security during that uncertain time. Over the most recent 12 months, however, investor confidence has returned. Many investors went looking for stocks with low valuations that might be more likely to benefit from an economic recovery. J&J thus fell out of favor. The company, rather than experiencing a fundamental change, suffered from investor neglect.

We maintain our confidence in the stock. The company's financial health and fundamentals remain solid, in our opinion. Further, we expect the company's diverse businesses, which also include hospital supply and consumer products, to offset pricing pressures and some generic competition facing J&J's drug division.

XL Capital Ltd., a Bermuda-based insurance company, logged positive, although below-market, returns. The company was forced to increase reserves to cover losses on insurance policies written by a reinsurance company that it acquired in 1999. It is our opinion that management has dealt wisely with this incident and that the company will continue to progress. While the stock lagged the portfolio, we believe it still has the capacity to be an important contributor to the fund over time.

Q: How did the fund's bond portfolio perform?

A: Consistent with the fund's objectives, the portfolio's bond holdings helped dampen equity risk overall. Most of our holdings are in corporate bonds, which are primarily of investment-grade quality, rated BBB and above.

During the period, the yield spread between BBB credits and Treasuries narrowed. In general, the prices of corporate bond holdings appreciated, which benefited the fund, while Treasury bonds finished the period largely unchanged.

The majority of our bonds, notably some of the fund's largest holdings such as Tyco International Ltd./Tyco International Group S.A. and Millipore Corp., contributed significantly by earning their coupon (the quarterly or semiannual interest payment) as well as appreciating in price.

Due to the high number of bond refinancings, the fund's cash position has grown slightly larger than usual. We're being patient about deploying it back into corporate bonds. Price appreciation has narrowed the spread between corporate bonds and Treasuries, making the incremental risk of corporate bonds less attractive at this time. We believe refinancing trends will continue so long as rates remain low and there is demand for fixed-income securities.

Also contributing to the fund's cash position at the end of the period were the proceeds of stock sales that were required when the fund's equity allocation approached 75% of its total assets - the limit, according to the fund's prospectus.

Q: Do you have any closing comments for shareholders?

A: The marketplace creates opportunities. Our adherence to the flexible-value discipline helps us to recognize and take advantage of them. We firmly believe that in this way we can provide real value to our shareholders over time. We appreciate the support of our shareholders and urge them, as always, to remain focused on their long-term financial goals as we do.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary March 31, 2004

Asset Allocation	3/31/04	3/31/03

Common Stocks	73%	68%
Corporate Bonds	17%	25%
Cash Equivalents	8%	-
Convertible Preferred Stocks	1%	5%
Foreign Bonds - US$ Denominated	1%	1%
Repurchase Agreement	-	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	3/31/04	3/31/03

Financials	25%	25%
Industrials	22%	22%
Consumer Discretionary	19%	24%
Health Care	14%	11%
Information Technology	8%	4%
Utilities	5%	5%
Telecommunication Services	3%	5%
Consumer Staples	2%	3%
Other	2%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at March 31, 2004 (39.6% of Portfolio)
1. Cendant Corp. Provider of consumer and business services globally	6.2%
2. American Financial Realty Trust (REIT) Operator of a real estate trust	4.9%
3. WellPoint Health Networks, Inc. Provider of health care services	4.8%
4. First Data Corp. Provider of electronic commerce solutions	3.8%
5. Tyco International Ltd. Manufacturer of medical products, packaging, electrical and electronic components	3.7%
6. Citigroup, Inc. Provider of diversified financial services	3.7%
7. Allied Waste Industries, Inc. Provider of waste management services	3.5%
8. Blyth, Inc. Designer, manufacturer, marketer and distributor of home goods	3.3%
9. Cardinal Health, Inc. Distributor of pharmaceutical-related products and services	3.0%
10. Kinder Morgan Management LLC Manager of business affairs for Kinder Morgan Energy Partners LP	2.7%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of March 31, 2004

	Shares ($)	Value ($)

Common Stocks 72.7%
Consumer Discretionary 12.4%
Hotels Restaurants & Leisure 0.1%
Highland Hospitality Corp.*	66,000	773,520
Household Durables 4.5%
Blyth, Inc.	673,700	22,009,779
Champion Enterprises, Inc.*	741,900	7,864,140
		29,873,919
Media 6.9%
Clear Channel Communications, Inc.	379,986	16,092,407
LodgeNet Entertainment Corp.* (b)	797,826	15,158,694
Time Warner, Inc.*	828,800	13,973,568
		45,224,669
Specialty Retail 0.9%
TJX Companies, Inc.	243,100	5,970,536
Consumer Staples 1.7%
Tobacco
Altria Group, Inc.	201,500	10,971,675
Financials 21.6%
Consumer Finance 2.9%
Capital One Financial Corp.	120,900	9,119,487
MBNA Corp.	370,770	10,244,375
		19,363,862
Diversified Financial Services 7.5%
AmeriCredit Corp.*	552,900	9,415,887
Citigroup, Inc.	470,800	24,340,360
Fieldstone Private Capital Corp., 144A*	100,000	1,925,000
Freddie Mac	146,400	8,646,384
SEI Investments Co.	154,000	5,082,000
		49,409,631
Insurance 5.3%
Hilb, Rogal & Hamilton Co.	121,700	4,636,770
MBIA, Inc.	149,450	9,370,515
Quanta Capital Holdings, Ltd., 144A	450,000	5,625,000
XL Capital Ltd. "A"	197,700	15,033,108
		34,665,393
Real Estate 5.9%
American Financial Realty Trust (REIT)	1,911,000	32,391,450
American Home Mortgage Investment Corp. (REIT)	167,000	4,809,600
Capital Lease Funding, Inc. (REIT)*	125,000	1,602,500
		38,803,550
Health Care 11.5%
Health Care Equipment & Supplies 1.1%
Baxter International, Inc.	233,900	7,225,171
Health Care Providers & Services 9.0%
Anthem, Inc.*	27,400	2,483,536
Cardinal Health, Inc.	290,750	20,032,675
Labortory Corp. of America Holdings*	40,000	1,570,000
Oxford Health Plans	69,700	3,404,845
WellPoint Health Networks, Inc.*	279,400	31,773,368
		59,264,424
Pharmaceuticals 1.4%
Johnson & Johnson	186,000	9,433,920
Pfizer, Inc.	8,000	280,400
		9,714,320
Industrials 14.3%
Commercial Services & Supplies 9.7%
Allied Waste Industries, Inc.*	1,742,900	23,197,999
Cendant Corp.	1,683,000	41,048,370
		64,246,369
Industrial Conglomerates 3.7%
Tyco International Ltd.	860,400	24,650,460
Machinery 0.9%
SPX Corp.	124,100	5,644,068
Information Technology 5.2%
Computers & Peripherals 1.4%
International Business Machines Corp.	98,000	9,000,320
IT Consulting & Services 3.8%
First Data Corp.	593,416	25,018,419
Materials 2.0%
Metals & Mining
CONSOL Energy, Inc.	489,000	13,105,200
Telecommunication Services 0.8%
Diversified Telecommunication Services
Qwest Communications International, Inc.*	1,267,600	5,463,356
Utilities 3.2%
Gas Utilities
Kinder Morgan, Inc.	50,191	3,163,037
Kinder Morgan Management LLC*	418,855	17,717,566
		20,880,603
Total Common Stocks (Cost $269,352,687)		479,269,465

	Principal Amount ($)	Value ($)

Corporate Bonds 16.9%
Consumer Discretionary 5.0%
Blyth, Inc.:
5.5%, 11/1/2013	1,600,000	1,661,430
7.9%, 10/1/2009	4,500,000	5,259,236
Clear Channel Communication, 6.0%, 11/1/2006	5,200,000	5,646,233
Host Marriott LP, 7.125%, 11/1/2013	3,600,000	3,735,000
Knight-Ridder, Inc., 6.625%, 11/1/2007	3,000,000	3,390,981
LodgeNet Entertainment Corp., 9.5%, 6/15/2013 (b)	1,000,000	1,110,000
Mandlay Resort Group 144A, 6.375%, 12/15/2011	1,000,000	1,055,000
Marriott International, 7.875%, 9/15/2009	5,700,000	6,845,950
Tandy Corp., 6.95%, 9/1/2007	3,000,000	3,388,464
Time Warner, Inc., 6.875%, 5/1/2012	1,000,000	1,144,014
		33,236,308
Consumer Staples 0.3%
Avon Products, Inc., 6.55%, 8/1/2007	1,000,000	1,128,621
Chattem Inc 144A, 1.0%, 3/1/2010	500,000	505,000
		1,633,621
Energy 0.4%
Kinder Morgan Energy Partners LP, 7.125%, 3/15/2012	2,000,000	2,337,698
Financials 1.0%
Jefferies Group, Inc. Series B, 7.5%, 8/15/2007	4,000,000	4,609,060
JP Morgan & Co, Inc., 6.875%, 1/15/2007	2,000,000	2,236,830
		6,845,890
Health Care 1.4%
Tenet Healthcare Corp., 6.5%, 6/1/2012	9,350,000	8,064,375
Wellpoint Health Networks, Inc., 6.375%, 6/15/2006	1,000,000	1,088,917
		9,153,292
Industrials 14.3%
Allied Waste North America, Inc. 144A, 5.75%, 2/15/2011	3,350,000	3,241,125
Cendant Corp., 6.875%, 8/15/2006	5,475,000	6,028,999
Lilly Industries, Inc., 7.75%, 12/1/2007	1,000,000	1,121,545
McDonnell Douglas Corp., 6.875%, 11/1/2006	2,000,000	2,212,146
Norfolk Southern Corp., 7.35%, 5/15/2007	1,500,000	1,708,988
Tenneco Automotive, Inc., 11.625%, 10/15/2009	2,000,000	2,165,000
Tyco International Ltd., 8.2%, 10/15/2008	3,815,000	4,370,540
Union Carbide Corp., 6.7%, 4/1/2009	3,000,000	3,045,000
		23,893,343
Information Technology 2.1%
Millipore Corp., 7.5%, 4/1/2007	9,050,000	9,972,295
Sun Microsystems, Inc.:
7.5%, 8/15/2006	2,000,000	2,185,984
7.65%, 8/15/2009	1,000,000	1,132,037
Xerox Corp., 7.15%, 8/1/2004	500,000	507,500
		13,797,816
Telecommunication Services 1.6%
American Tower Corp:
144A, 7.5%, 5/1/2012	500,000	477,500
9.375%, 2/1/2009	3,000,000	3,165,000
Qwest Communications International, Inc.:
144A, 7.25%, 2/15/2011	2,000,000	1,905,000
144A, 7.5%, 2/15/2014	3,000,000	2,827,500
Verizon Communications, 6.46%, 4/15/2008	2,000,000	2,227,654
		10,602,654
Utilities 1.5%
CalEnergy Co., Inc.:
7.23%, 9/15/2005	2,975,000	3,192,383
7.63%, 10/15/2007	5,000,000	5,704,430
MidAmerican Energy Holdings Co. 144A, 5.0%, 2/15/2014	1,000,000	998,474
		9,895,287
Total Corporate Bonds (Cost $100,988,809)		111,395,909
Foreign Bonds - US$ Denominated 1.1%
Tyco International Group SA:
6.375%, 2/15/2006	3,000,000	3,194,085
6.375%, 10/15/2011	1,000,000	1,093,778
6.75%, 2/15/2011	3,000,000	3,340,743
Total Foreign Bonds - US$ Denominated (Cost $5,956,238)		7,628,606

	Shares	Value ($)

Convertible Preferred Stocks 1.6%
Financials 1.6%
Central Park Finance Trust (Cost $8,485,000)	544,000	10,472,000

Cash Equivalents 7.7%
Scudder Cash Management QP Trust 1.10% (Cost $50,511,570) (c)	50,511,570	50,511,570
Total Investment Portfolio - 100.0% (Cost $435,294,304) (a)		659,277,550

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $435,507,377. At March 31, 2004, net unrealized appreciation for all securities based on tax cost was $223,770,173. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $232,206,101 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,435,928.
(b) Affiliated issuers (see Notes to Financial Statements).
(c) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2004
Assets
Investments in securities, at value: Unaffiliated issuers (cost $376,138,336)	$ 592,497,286
Affiliated issuers (cost $8,644,398)	16,268,694
Investment in Scudder Cash Management QP Trust (cost $50,511,570)	50,511,570
Total investments in securities, at value (cost $435,294,304)	659,277,550
Receivable for investments sold	8,825,414
Dividends receivable	1,223,332
Interest receivable	2,349,152
Receivable for Fund shares sold	286,799
Total assets	671,962,247
Liabilities
Due to custodian bank	59,569
Payable for investments purchased	964,375
Payable for Fund shares redeemed	542,365
Accrued investment advisory fee	410,763
Other accrued expenses and payables	520,240
Total liabilities	2,497,312
Net assets, at value	$ 669,464,935
Net Assets
Net assets consist of: Undistributed net investment income	641,015
Net unrealized appreciation (depreciation) on investments	223,983,246
Accumulated net realized gain (loss)	(28,684,022)
Paid-in capital	473,524,696
Net assets, at value	$ 669,464,935

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($450,855,442 / 19,174,284 shares of capital stock outstanding, $.001 par value, 50,000,000 shares authorized)	$ 23.51
Maximum offering price per share (100 / 94.25 of $23.51)	$ 24.94
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($60,259,274 / 2,562,439 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)
$ 23.52
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($33,178,750 / 1,409,997 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)
$ 23.53
Institutional Class Net Asset Value, offering and redemption price per share ($125,171,469 / 5,273,890 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)	$ 23.73

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended March 31, 2004
Investment Income
Income: Dividends	$ 7,436,317
Interest - Unaffiliated issuers	9,808,660
Interest - Affiliated issuers	347,727
Investment in Scudder Cash Management QP Trust	94,067
Total Income	17,686,771
Expenses: Investment advisory fee	4,553,746
Transfer agent fees	524,496
Custody fees	25,496
Distribution and shareholder servicing fees	1,909,468
Auditing	58,277
Accounting fees	67,126
Legal	7,954
Directors' fees and expenses	19,225
Reports to shareholders	85,297
Registration fees	95,170
Other	5,544
Total expenses	7,351,799
Net investment income (loss)	10,334,972
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments - Unaffiliated issuers	20,070,394
Investments - Affiliated issuers	517,603
20,587,997
Net unrealized appreciation (depreciation) during the period on investments	177,826,293
Net gain (loss) on investment transactions	198,414,290
Net increase (decrease) in net assets resulting from operations	$ 208,749,262

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended March 31,
	2004	2003
Operations: Net investment income (loss)	$ 10,334,972	$ 14,971,901
Net realized gain (loss) on investment transactions	20,587,997	5,633,610
Net unrealized appreciation (depreciation) on investment transactions during the period	177,826,293	(196,841,919)
Net increase (decrease) in net assets resulting from operations	208,749,262	(176,236,408)
Distributions to shareholders from: Net investment income: Class A	(7,833,103)	(11,641,525)
Class B	(705,619)	(1,387,285)
Class C	(331,175)	(502,137)
Institutional Class	(2,467,339)	(3,360,362)
Fund share transactions: Proceeds from shares sold	83,208,564	74,678,687
Reinvestment of distributions	9,673,036	14,454,861
Cost of shares redeemed	(133,181,049)	(246,997,904)
Net increase (decrease) in net assets from Fund share transactions	(40,299,449)	(157,864,356)
Increase (decrease) in net assets	157,112,577	(350,992,073)
Net assets at beginning of period	512,352,358	863,344,431
Net assets at end of period (including undistributed net investment income of $641,015 and $1,643,279, respectively)	$ 669,464,935	$ 512,352,358

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended March 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 16.75	$ 21.87	$ 21.78	$ 23.27	$ 24.15
Income (loss) from investment operations: Net investment income (loss)	.37[a]	.44[a]	.41	.49	.49
Net realized and unrealized gain (loss) on investment transactions	6.80	(5.06)	.10	.50	(.20)
Total from investment operations	7.17	(4.62)	.51	.99	.29
Less distributions from: Net investment income	(.41)	(.50)	(.36)	(.73)	(.73)
Net realized gains on investment transactions	-	-	(.06)	(1.75)	(.44)
Total distributions	(.41)	(.50)	(.42)	(2.48)	(1.17)
Net asset value, end of period	$ 23.51	$ 16.75	$ 21.87	$ 21.78	$ 23.27
Total Return (%)[b]	43.22	(21.27)	2.37	4.36	1.11
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	451	338	553	550	623
Ratio of expenses (%)	1.15	1.11	1.09	1.11	1.09
Ratio of net investment income (loss) (%)	1.77	2.38	1.86	2.13	2.06
Portfolio turnover rate (%)	13	12	12	8	26
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges.

Class B
Years Ended March 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 16.75	$ 21.80	$ 21.71	$ 23.22	$ 24.11
Income (loss) from investment operations: Net investment income (loss)	.22[a]	.29[a]	.25	.31	.31
Net realized and unrealized gain (loss) on investment transactions	6.79	(5.03)	.10	.50	(.20)
Total from investment operations	7.01	(4.74)	.35	.81	.11
Less distributions from: Net investment income	(.24)	(.31)	(.20)	(.57)	(.56)
Net realized gains on investment transactions	-	-	(.06)	(1.75)	(.44)
Total distributions	(.24)	(.31)	(.26)	(2.32)	(1.00)
Net asset value, end of period	$ 23.52	$ 16.75	$ 21.80	$ 21.71	$ 23.22
Total Return (%)[b]	42.20	(21.84)	1.63	3.54	.36
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	60	60	116	110	121
Ratio of expenses (%)	1.90	1.87	1.84	1.86	1.84
Ratio of net investment income (loss) (%)	1.02	1.62	1.11	1.38	1.30
Portfolio turnover rate (%)	13	12	12	8	26
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges.

Class C
Years Ended March 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 16.76	$ 21.82	$ 21.73	$ 23.22	$ 24.12
Income (loss) from investment operations: Net investment income (loss)	.21[a]	.30[a]	.26	.32	.31
Net realized and unrealized gain (loss) on investment transactions	6.80	(5.05)	.09	.51	(.21)
Total from investment operations	7.01	(4.75)	.35	.83	.10
Less distributions from: Net investment income	(.24)	(.31)	(.20)	(.57)	(.56)
Net realized gains on investment transactions	-	-	(.06)	(1.75)	(.44)
Total distributions	(.24)	(.31)	(.26)	(2.32)	(1.00)
Net asset value, end of period	$ 23.53	$ 16.76	$ 21.82	$ 21.73	$ 23.22
Total Return (%)[b]	42.18	(21.87)	1.63	3.63	.31
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33	23	40	32	34
Ratio of expenses (%)	1.90	1.87	1.84	1.86	1.85
Ratio of net investment income (loss) (%)	1.02	1.62	1.11	1.38	1.34
Portfolio turnover rate (%)	13	12	12	8	26
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges.

Institutional Class
Years Ended March 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 16.91	$ 22.08	$ 21.98	$ 23.45	$ 24.36
Income (loss) from investment operations: Net investment income (loss)	.42	.48[a]	.48	.54	.55
Net realized and unrealized gain (loss) on investment transactions	6.87	(5.10)	.09	.52	(.21)
Total from investment operations	7.29	(4.62)	.57	1.06	.34
Less distributions from: Net investment income	(.47)	(.55)	(.41)	(.78)	(.81)
Net realized gains on investment transactions	-	-	(.06)	(1.75)	(.44)
Total distributions	(.47)	(.55)	(.47)	(2.53)	(1.25)
Net asset value, end of period	$ 23.73	$ 16.91	$ 22.08	$ 21.98	$ 23.45
Total Return (%)	43.64	(21.07)	2.63	4.60	1.36
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	125	91	155	177	161
Ratio of expenses (%)	.90	.86	.84	.86	.84
Ratio of net investment income (loss) (%)	2.02	2.63	2.11	2.38	2.32
Portfolio turnover rate (%)	13	12	12	8	26
[a] Based on average shares outstanding during the period.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Flag Investors Value Builder Fund, Inc. ("Scudder Flag Investors Value Builder Fund" or the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Effective March 1, 2004, Class C shares are no longer offered with an initial sales charge. Class C shares are offered at net asset value and will continue to be subject to an initial sales charge and subject to higher on-going expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian or agent bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At March 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately ($28,471,000) which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2011 (the expiration date), whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At March 31, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 780,646
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (28,471,000)
Unrealized appreciation (depreciation) on investments	$ 232,206,101

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Years Ended March 31,	2004	2003
Distributions from ordinary income*	$ 11,337,236	$ 16,891,309
Distributions from long-term capital gains	$ -	$ -

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on a trade date plus one basis. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended March 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $75,290,199 and $169,893,428, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Investment Company Capital Corporation ("ICCC" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The investment advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 1.00% of the first $50,000,000 of the Fund's average daily net assets, 0.85% of the next $50,000,000 of such net assets, 0.80% of the next $100,000,000 of such net assets and 0.70% of such net assets in excess of $200,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended March 31, 2004, the fee pursuant to the Investment Advisory Agreement was equivalent to an annualized effective rate of 0.75% of the Fund's average daily net assets. Alex. Brown Investment Management serves as subadvisor and is responsible for the day to day management of the Fund and is paid by the Advisor for its services.

Accounting Fees. ICCC is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. At its expense, ICCC has delegated its fund accounting and related duties to Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor. In turn, as of April 1, 2003, SFAC and ICCC have retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. The amount charged to the Fund by ICCC for accounting services aggregated $67,126, of which $2,531 is unpaid at March 31, 2004.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the year ended March 31, 2004, the amount charged to the Fund by SISC aggregated $524,496, of which $302,543 is unpaid at March 31, 2004.

Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), an affiliate of the Advisor, served as the Fund's custodian. The amount charged to the Fund by Deutsche Bank Trust aggregated $25,496, of which $4,450 is unpaid at March 31, 2004. Effective July 18, 2003, State Street Bank and Trust Company is the Fund's custodian.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of up to 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. For the year ended March 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2004
Class A	$ 1,003,795	$ 102,671
Class B	467,308	38,099
Class C	211,947	20,710
	$ 1,683,050	$ 161,480

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the year ended March 31, 2004, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at March 31, 2004	Effective Rate
Class B	$ 155,769	$ 14,010.25%
Class C	70,649	7,133.25%
	$ 226,418	$ 21,143

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended March 31, 2004 aggregated $13,257. There were no underwriting commissions paid in connection with the distributions of Class C shares for the year ended March 31, 2004.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended March 31, 2004, the CDSC for Class B and C shares aggregated $156,180 and $2,861, respectively. A deferred sales charge of up to 1% is assessed on certain redemption of Class A shares. For the year ended March 31, 2004, SDI received $94.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services.

Scudder Cash Management QP Trust. Pursuant to an exemptive order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Transactions In Securities of Affiliated Issuers

An affiliated issuer includes any company in which the Fund has ownership of at least 5% of the outstanding voting securities. A summary of the Fund's transactions during the year ended March 31, 2004 with companies which are or were affiliates is as follows:

Affiliate	Shares/ Principal Amount ($)	Purchase Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Interest Income ($)	Value ($)
LodgeNet Entertainment Corp.,10.25% 12/15/2006	-	-	6,353,750	138,735	270,407	-
LodgeNet Entertainment Corp., 9.50% 6/15/2013	1,000,000	1,000,000	-	-	77,320	1,110,000
LodgeNet Entertainment Corp.	797,826	-	1,037,084	378,868	-	15,158,694
		1,000,000	7,390,834	517,603	347,727	16,268,694

E. Line of Credit

Effective April 11, 2003, the Fund and several other affiliated funds (the "Participants") entered into a $1.25 billion revolving credit facility administered by JP Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under this agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended March 31, 2004		Year Ended March 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,884,840	$ 61,568,484	3,074,787	$ 56,561,502
Class B	284,389	6,005,234	342,520	6,556,088
Class C	262,851	5,642,068	81,566	1,560,369
Institutional Class	485,116	9,992,778	510,832	10,000,728
		$ 83,208,564		$ 74,678,687
Shares issued to shareholders in reinvestment of distributions
Class A	311,655	$ 6,653,216	551,537	$ 10,015,441
Class B	28,911	613,960	66,064	1,201,777
Class C	14,021	299,553	24,574	446,419
Institutional Class	97,755	2,106,307	151,859	2,791,224
		$ 9,673,036		$ 14,454,861
Shares redeemed
Class A	(4,195,753)	$ (86,496,111)	(8,744,596)	$ (157,146,506)
Class B	(1,331,295)	(27,416,938)	(2,143,761)	(38,676,331)
Class C	(247,865)	(5,056,728)	(547,776)	(9,864,817)
Institutional Class	(706,059)	(14,211,272)	(2,264,432)	(41,310,250)
		$ (133,181,049)		$ (246,997,904)
Net increase (decrease)
Class A	(999,258)	$ (18,274,411)	(5,118,272)	$ (90,569,563)
Class B	(1,017,995)	(20,797,744)	(1,735,177)	(30,918,466)
Class C	29,007	884,893	(441,636)	(7,858,029)
Institutional Class	(123,188)	(2,112,187)	(1,601,741)	(28,518,298)
		$ (40,299,449)		$ (157,864,356)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisers. Publicity about mutual fund practices arising from these industry wide inquiries serves as the general basis of a number of private lawsuits against the Scudder Funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Scudder Flag Investors Value Builder Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Flag Investors Value Builder Fund, Inc. (the "Fund") at March 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts May 26, 2004	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For corporate shareholders, 46% of the income dividends paid during the Fund's fiscal year ended March 31, 2004 qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $8,400,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Directors and Officers

Independent Directors
Name, Date of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Director since 1999	Chairman, Diligence LLC (international information-collection and risk-management firm) (September 2002 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[2] (April 1996 to present); Member of the Board, Hollinger International, Inc.[2] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[2] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[2] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[2] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).
		68
S. Leland Dill 3/28/30 Director since 2002	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992); Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).	66
Martin J. Gruber 7/15/37 Director since 2002	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee, CREF (pension fund) (since January 2000); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000).	66
Joseph R. Hardiman 5/27/37 Director since 1998	Private Equity Investor (January 1997 to present); Director, Corvis Corporation[2] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[2] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).
		66
Richard J. Herring 2/18/46 Director since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	66
Graham E. Jones 1/31/33 Director since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	66
Rebecca W. Rimel 4/10/51 Director since 1997	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present).	66
Philip Saunders, Jr. 10/11/35 Director since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	66
William N. Searcy 9/03/46 Director since 2002	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989 to October 2003).	66
Robert H. Wadsworth 1/29/40 Director since 1999	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1983 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999-June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies).
* Inception date of the corporation which was the predecessor to the L.L.C.
		69

Interested Director
Name, Date of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard T. Hale[3] 7/17/45 Chairman since 2002 and Director since 1992	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present) (registered investment company); Director, Scudder Global Opportunities Funds (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present). Formerly, Director, CABEI Fund (2000 to 2004), North American Income Fund (2000 to 2004) (registered investment companies), ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999).
202

Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past 5 Years
Richard T. Hale[3] 7/17/45 Chief Executive Officer since 2003	See information presented under Interested Director.
Brenda Lyons[4] 2/21/63 President since 2003	Managing Director, Deutsche Asset Management
Kenneth Murphy[4] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000-present). Formerly, Director, John Hancock Signature Services (1992-2000).
Bruce A. Rosenblum 9/14/60 Vice President since 2003 Assistant Secretary since 2002	Director, Deutsche Asset Management.
Charles A. Rizzo[4] 8/5/57 Treasurer and Chief Financial Officer since 2002	Managing Director, Deutsche Asset Management (April 2000 to present); Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

John Millette[4] 8/23/62 Secretary since 2003	Director, Deutsche Asset Management.
Daniel O. Hirsch 3/27/54 Assistant Secretary since 2003	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Caroline Pearson[4] 4/01/62 Assistant Secretary since 2002	Managing Director, Deutsche Asset Management.
Salvatore Schiavone[4] 11/03/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Lucinda H. Stebbins[4] 11/19/45 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Kathleen Sullivan D'Eramo[4] 1/25/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management.

1 Unless otherwise indicated, the mailing address of each Director and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
3 Mr. Hale is a Director who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of Deutsche Asset Management, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates.
4 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the fund's Directors. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	FLVBX	FVBBX	FVBCX	FLIVX
CUSIP Number	81114E 102	81114E 201	81114E 300	81114E 409
Fund Number	415	615	715	535

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, March 31, 2004, Scudder Flag Investors Value
Builder Fund, Inc. has adopted a code of ethics, as defined in Item 2 of Form
N-CSR, that applies to its President and Treasurer and its Chief Financial
Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr. S.
Leland Dill. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                    SCUDDER FLAG INVESTORS VALUE BUILDER FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following  table shows the amount of fees that  PricewaterhouseCoopers,  LLP
("PWC"),  the Fund's  auditor,  billed to the Fund  during  the Fund's  last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit  Committee  approved in advance all audit services and non-audit  services that PWC provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
                                        Audit-
     Fiscal Year     Audit Fees         Related       Tax Fees    All Other Fees
        Ended         Billed          Fees Billed      Billed        Billed
       March 31       to Fund           to Fund       to Fund        to Fund
--------------------------------------------------------------------------------
2004                  $46,200           $2,029         $6,920          $0
--------------------------------------------------------------------------------
2003                  $35,177            $722          $3,800          $0
--------------------------------------------------------------------------------

The above "Tax Fees" were  billed for  professional  services  rendered  for tax compliance.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to investment Company
Capital Corp. ("ICCC" or the "Adviser"), and any entity controlling,  controlled by or under common control with ICCC ("Control Affiliate") that provides ongoing services to the Fund  ("Affiliated  Fund  Service  Provider"),  for  engagements directly related to the Fund's  operations and financial  reporting,  during the
Fund's last two fiscal years.

--------------------------------------------------------------------------------
                        Audit-Related                               All
                        Fees Billed to    Tax Fees Billed to  Other Fees Billed
      Fiscal Year        Adviser and          Adviser and       to Adviser and
         Ended         Affiliated Fund      Affiliated Fund    Affiliated Fund
       March 31,      Service Providers    Service Providers  Service Providers
--------------------------------------------------------------------------------
2004                       $573,742               $0                  $0
--------------------------------------------------------------------------------
2003                       $452,700             $69,500            $34,400
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls,  agreed-upon  procedures and additional related procedures.

                               Non-Audit Services

The  following  table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee  pre-approved all non-audit services that
PWC  provided to the Adviser  and any  Affiliated  Fund  Service  Provider  that related  directly to the Fund's  operations and financial  reporting.  The Audit
Committee  requested  and  received  information  from PWC about  any  non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                  Total
                                Non-Audit
                                Fees billed
                                to Adviser
                              and Affiliated
                              Fund Service         Total
                                Providers         Non-Audit
                             (engagements      Fees billed to
                                 related        Adviser and
                               directly to      Affiliated
                              the operations       Fund
                   Total      and financial       Service
                 Non-Audit     reporting         Providers
     Fiscal     Fee Billed      of the          (all other       Total of
      Year         Fund          Fund           engagements)     (A), (B)
     Ended
     March 31       (A)           (B)              (C)           and (C)
--------------------------------------------------------------------------------
2004               $6,920          $0           $2,412,058       $2,418,978
--------------------------------------------------------------------------------
2003               $3,800       $103,900        $17,512,166      $17,619,866
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management,  tax services and process  improvement/integration  initiatives  for
ICCC and other related  entities that provide  support for the operations of the fund.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial  Officers  concluded that the Registrant's
Disclosure  Controls and Procedures are effective based on the evaluation of the
Disclosure  Controls  and  Procedures  as of a date within 90 days of the filing date of this report.

Fund management has previously  identified a significant  deficiency relating to the  overall  fund  expense  payment and accrual  process.  This matter  relates primarily to a bill payment  processing  issue.  There was no material impact to shareholders,  fund net asset  value,  fund  performance  or the accuracy of any fund's  financial  statements.  Fund  management  discussed this matter with the
Registrant's Audit Committee and auditors,  instituted  additional procedures to enhance its internal controls and will continue to develop  additional  controls and redesign work flow to strengthen the overall control environment  associated with the processing and recording of fund expenses.

(b)  There  have been no  changes  in the  registrant's  internal  control  over financial  reporting that occurred  during the filing period that has materially affected,  or is  reasonably  likely  to  materially  affect,  the  registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Flag Investors Value Builder Fund

By:                                 Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               May 28, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Flag Investors Value Builder Fund

By:                                 Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               May 28, 2004
                                    ---------------------------

By:                                 Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               May 28, 2004
                                    ---------------------------